                                                                 Exhibit 10.2(F)



                                                            --------------------
                                                            |  EXECUTION COPY  |
                                                            --------------------

                ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

     Assignment, Assumption and Recognition Agreement, dated October 30, 2006, among Bank of America, National Association, a national banking association
("Assignor"), Banc of America Funding Corporation, a Delaware corporation ("BAFC"), U.S. Bank National Association, a national banking association, as trustee of the Banc of America Funding 2006-7 Trust ("Assignee"), Wells Fargo Bank, N.A., a national banking association ("Wells Fargo Bank"), as master servicer of the Banc of America Funding 2006-7 Trust, and SunTrust Mortgage, Inc., a Virginia corporation ("SunTrust").

     WHEREAS, pursuant to (i) that certain Flow Sale and Servicing Agreement, dated as of February 1, 2004, by and between Assignor (as successor in interest to Banc of America Mortgage Capital Corporation), as purchaser, and SunTrust, as seller, (ii) that certain Amendment No. 1, dated as of June 1, 2004, by and between the Assignor and SunTrust, (iii) that certain Master Assignment, Assumption and Recognition Agreement, dated September 1, 2004, by and among Banc of America Mortgage Capital Corporation, SunTrust, the Assignor and Wachovia Bank, National Association, (iv) that certain Amendment No. 2, dated as of November 1, 2004, by and between the Assignor and SunTrust, (v) that certain Regulation AB Compliance Addendum to the Flow Sale and Servicing Agreement, dated as of January 1, 2006, by and between the Assignor and SunTrust, and (vi) that certain Memorandum of Sale, dated as of August 25, 2006, by and between the Assignor and SunTrust (collectively, the "Sale and Servicing Agreement"), each of which is attached in Appendix I hereto, the Assignor purchased the Mortgage Loans (as defined herein) from SunTrust and SunTrust currently services the Mortgage Loans;

     WHEREAS, on the date hereof, the Assignor is transferring all of its right, title and interest in and to the Mortgage Loans to BAFC;

     WHEREAS, on the date hereof, BAFC is transferring all of its right, title and interest in and to the Mortgage Loans to the Assignee; and

     WHEREAS, on the date hereof, Wells Fargo Bank, as master servicer (in such capacity, the "Master Servicer"), is entering into a Pooling and Servicing Agreement, dated the date hereof (the "Pooling Agreement), among BAFC, the Master Servicer, Wells Fargo Bank, as securities administrator (the "Securities Administrator"), and the Assignee, pursuant to which the Master Servicer will supervise, monitor and oversee the servicing of the Mortgage Loans.

     For and in consideration of the sum of one dollar ($1.00) and other valuable consideration the receipt and sufficiency of which are hereby acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

     1. The Assignor hereby grants, transfers and assigns to BAFC, and BAFC hereby grants, transfers and assigns to the Assignee, all of the right, title and interest of the Assignor in, to and under the Sale and Servicing Agreement (other than the rights of the Assignor to indemnification thereunder), and the mortgage loans delivered under such agreement by SunTrust to the Assignor (who delivered such mortgage loans to the Assignor) and listed on Exhibit A attached hereto (the "Mortgage Loans").

     The Assignor specifically reserves and does not assign to BAFC or the Assignee any right, title and interest in, to or under any mortgage loan subject to the Sale and Servicing Agreement other than the Mortgage Loans.

     2. The Assignor warrants and represents to, and covenants with, BAFC and the Assignee that:

     a. The Assignor is the lawful owner of the Mortgage Loans with the full right to transfer the Mortgage Loans free from any and all claims and encumbrances whatsoever;

     b. The Assignor has not received notice of, and has no knowledge of, any offsets, counterclaims or other defenses available to SunTrust with respect to the Sale and Servicing Agreement or the Mortgage Loans;

     c. The Assignor has not waived or agreed to any waiver under, or agreed to any amendment or other modification of, the Sale and Servicing Agreement or the Mortgage Loans, including without limitation the transfer of the servicing obligations under the Sale and Servicing Agreement. The Assignor has no knowledge of, and has not received notice of, any waivers under or amendments or other modifications of, or assignments of rights or obligations under, the Sale and Servicing Agreement or the Mortgage Loans; and

    d. Neither the Assignor nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Mortgage Loans, any interest in the Mortgage Loans or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Mortgage Loans, any interest in the Mortgage Loans or any other similar security from, or otherwise approached or negotiated with respect to the Mortgage Loans, any interest in the Mortgage Loans or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action which would constitute a distribution of the Mortgage Loans under the Securities Act of 1933, as amended (the "Securities Act"), or which would render the disposition of the Mortgage Loans a violation of Section 5 of the Securities Act or require registration pursuant thereto.

     3. From and after the date hereof, SunTrust shall (i) note the transfer of the Mortgage Loans to the Assignee in its books and records, (ii) recognize the Assignee as the owner of the Mortgage Loans and (iii) notwithstanding anything to the contrary contained in Section 9.01 of the Sale and Servicing Agreement, continue to service the Mortgage Loans pursuant to the Sale and Servicing Agreement, as modified by Section 11 of this Agreement, for the benefit of the Assignee.

     4. SunTrust acknowledges that the Master Servicer, pursuant to the Pooling Agreement, will administer on behalf of the Assignee the terms and conditions of the Sale and Servicing Agreement with respect to the Mortgage Loans. The Master Servicer shall be authorized to enforce directly against SunTrust any of the obligations of SunTrust to the Assignor or its assignees provided for in the Sale and Servicing Agreement relating to the Mortgage Loans including, without limitation, the right to exercise any and all rights of the Assignor (but not the obligations) under the Sale and Servicing Agreement to monitor and enforce the obligations of SunTrust thereunder, the right to terminate SunTrust under the Sale and Servicing Agreement upon the occurrence of an event of default thereunder, the right to receive all remittances required to be made by SunTrust under the Sale and Servicing Agreement, the right to receive all monthly reports and other data required to be delivered by SunTrust under the Sale and Servicing Agreement, the right to examine the books and records of SunTrust, indemnification rights, and the right to exercise certain rights of consent and approval relating to actions taken by SunTrust. All remittances by SunTrust shall be made to the account or accounts designated by the Master Servicer to SunTrust in writing from time to time. Wire remittances shall be sent to: WELLS FARGO BANK, N.A., ABA# 121000248, FOR CREDIT TO: SAS CLEARING, ACCT: 3970771416, FFC TO: BAFC 2006-7 #50960000.

     5. The Assignee shall notify SunTrust in writing within 5 business days thereafter, but in no event later than the next Remittance Date, of the appointment of any successor to Wells Fargo as Master Servicer under the Pooling Agreement.

     6. SunTrust hereby restates as of the date hereof, for the benefit of each of the other parties hereto, each of the representations and warranties in Sections 3.01 and 3.02 of the Sale and Servicing Agreement with the same effect under such Sale and Servicing Agreement as if such representations and warranties had been made as of the date hereof, provided, however, that with respect to those representations and warranties that relate to the delinquency or condition of any Mortgaged Property (as defined in the Sale and Servicing Agreement), SunTrust restates such representations and warranties as of the Closing Date (as defined in the Sale and Servicing Agreement). SunTrust hereby represents and warrants to each of the other parties hereto (i) that it has serviced the Mortgage Loans in accordance with the terms of the Sale and Servicing Agreement, (ii) that it has taken no action nor omitted to take any required action the omission of which would have the effect of impairing any mortgage insurance or guarantee on the Mortgage Loans and (iii) that any information provided by it on or before the date hereof to any of the parties hereto is true and correct.

     7. SunTrust hereby agrees to cooperate with BAFC, the Master Servicer and the Securities Administrator to enable BAFC, the Master Servicer and the Securities Administrator to fully comply with all Securities and Exchange Commission ("SEC") disclosure and reporting requirements in effect from time to time with respect to the trust created by the Pooling Agreement (which shall be named "Banc of America Funding 2006-7 Trust") (the "Trust") and any securities representing ownership interests in or backed by assets of the Trust, including without limitation, the SEC's published rules regarding asset-backed securities (Release Nos. 33-8518); 34-50905; File No. S7-21-0433-8419).

     8. SunTrust hereby agrees that, in connection with each Mortgage Loan of which the related Mortgage has been recorded in the name of MERS or its designee, it shall take all actions as are necessary to cause the Assignee, as trustee of the Trust pursuant to the Pooling Agreement, to be shown as the owner of such Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS.

     9. In accordance with Sections 2.01 and 9.01 of the Sale and Servicing Agreement, the Assignor hereby instructs SunTrust, and SunTrust hereby agrees, to release from its custody and deliver the contents of the Servicing File (as defined in the Sale and Servicing Agreement) for each Mortgage Loan to the Assignee, in its capacity as custodian under the Pooling Agreement, at the address set forth in Section 12 herein on or before the closing date of the related Pass-Through Transfer (as defined in the Sale and Servicing Agreement).

     10. SunTrust hereby agrees that it will make Monthly Advances as contemplated by Section 5.03 of the Sale and Servicing Agreement through the Remittance Date prior to the date on which cash is received in connection with the liquidation of REO Property, subject to the final proviso of the third sentence of Section 5.03.

     11. SunTrust, BAFC and the Assignee hereby agree to the following modifications to the Sale and Servicing Agreement with respect to the Mortgage
Loans:

          a.   Article 1.
               ----------

               (i) The definition of "Qualified Substitute Mortgage Loan" is hereby deleted in its entirety and replaced with the following:

               "A mortgage loan eligible to be substituted by the Company for a Deleted Mortgage Loan which must, on the date of such substitution, (i) have an outstanding principal balance, after deduction of all scheduled payments due in the month of substitution (or in the case of a substitution of more than one mortgage loan for a Deleted Mortgage Loan, an aggregate principal balance), not in excess of the Stated Principal Balance of the Deleted Mortgage Loan; (ii) have a Mortgage Loan Remittance Rate not less than, and not more than 2% greater than the Mortgage Loan Remittance Rate of the Deleted Mortgage Loan; (iii) have a remaining term to maturity not greater than and not more than one year less than that of the Deleted Mortgage Loan; (iv) comply with each representation and warranty set forth in Sections 3.01 and 3.02; (v) be of the same type as the Deleted Mortgage Loan;

               (vi) have the same Mortgage Interest Rate as the Deleted Mortgage Loan; (vii) have a FICO score not less than that of the Deleted Mortgage Loan, (vii) have an LTV not greater than that of the Deleted Mortgage Loan; (ix) have a credit grade not lower in quality than that of the Deleted Mortgage Loan and (x) have the same lien status as the Deleted Mortgage Loan."

               (ii) The definition of "Remittance Date" is hereby deleted in its entirety and replaced with the following:

               "The eighteenth (18th) day (or if such day is not a Business Day, the immediately preceding Business Day) of any month, beginning with the First Remittance Date."

          b. Section 3.02. Section 3.02 is hereby modified by inserting the following as subsection (iii):

               "No Mortgage Loan (other than a Mortgage Loan that is a New Jersey covered purchase loan originated on or after November 27, 2003 through July 6, 2004) is a High Cost Loan or Covered Loan, as applicable (as such terms are defined in S&P's LEVELS(R) Glossary Version 5.7 (or the now-current version thereof) and no Mortgage Loan originated on or after October 1, 2002 through March 6, 2003 is governed by the Georgia Fair Lending Act." c.
               Section 4.04. Section 4.04 is hereby modified by adding the following sentence after the penultimate sentence:

               "The amount of any losses incurred on funds deposited in the Custodial Account shall be deposited by the Company into the Custodial Account on the Business Day prior to the Remittance Date."

          d. Section 4.17. Section 4.17 is hereby modified by replacing the phrase "on or before the Remittance Date" in the second line with "on or before the 5th Business Day".

          e. Section 5.02. The third paragraph of Section 5.02 is hereby modified to read as follows: Not later than the fifth (5th) Business Day of each month, the Company shall furnish to the Purchaser a delinquency report in the form set forth in Exhibit F-1, a monthly remittance advice in the form set forth in Exhibit F-2, and a realized loss report in the form set forth in Exhibit F-3, each in a mutually agreeable electronic format, as to the remittance on such Remittance Date and as to the period ending on the last day of the month preceding such Remittance Date. The exhibits referenced in this Section 11(e) are attached to this Agreement as Exhibit B hereto.

          f.   Section  6.07.  Section   6.07  is  hereby  modified by replacing
               subsection (ii) with the following:

               "result in the imposition of a tax upon the REMIC (including but not limited to the tax on "prohibited transactions" as defined in
               Section 860F(a)(2) of the Code and the tax on "contributions" to a REMIC set forth in Section 860G(d) of the Code) unless the Company has received an Opinion of Counsel (at the expense of the party seeking to take such action) to the effect that the contemplated action will not endanger such REMIC status or result in the imposition of any such tax."

     12. The Assignee's address for purposes of all notices and correspondence related to the Mortgage Loans and the Sale and Servicing Agreement is:

               U.S. Bank National Association
               209 S. LaSalle Street, Suite 300
               Chicago, Illinois 60604
               Attention: Structured Finance Trust Services, BAFC 2006-7

     The Assignor's address for purposes of all notices and correspondence related to the Mortgage Loans and the Sale and Servicing Agreement is:

               Bank of America, National Association
               214 North Tryon Street
               Charlotte, North Carolina 28255
               Attention:  Managing Director

     BAFC's address for purposes of all notices and correspondence related to the Mortgage Loans is:

               Banc of America Funding Corporation
               214 North Tryon Street
               Charlotte, North Carolina 28255
               Attention:  General Counsel and Chief Financial Officer



                               [Signatures Follow]

     IN WITNESS WHEREOF, the parties have caused this Assignment, Assumption and Recognition Agreement to be executed by their duly authorized officers as of the date first above written.


                                      Bank of America, National Association, as
                                      Assignor


                                      By:      /s/ Bruce W. Good
                                         ---------------------------------------
                                      Name:    Bruce W. Good
                                      Title:   Principal


                                      U.S. Bank National Association,
                                      as Assignee


                                      By:      /s/ Melissa A. Rosal
                                          --------------------------------------
                                      Name:    Melissa A. Rosal
                                      Title:   Vice President


                                      Banc of America Funding Corporation


                                      By:      /s/ Scott Evans
                                          --------------------------------------
                                      Name:    Scott Evans
                                      Title:   Senior Vice President


                                      SunTrust Mortgage, Inc., as servicer


                                      By:      /s/ Annette Holman-Foreman
                                         ---------------------------------------
                                      Name:    Annette Holman-Foreman
                                      Title:   Vice President


Acknowledged and Agreed as
of the date first above written:

Wells Fargo Bank, N.A., as master servicer


By:      /s/ Peter A. Gobell
    --------------------------------------
Name:    Peter A. Gobell
Title:   Vice President


       [Assignment, Assumption and Recognition Agreement for BAFC 2006-7]

                                    EXHIBIT A

                           Schedule of Mortgage Loans



      (See the Free Writing Prospectus filed and accepted by the Securities and Exchange Commission on October 27, 2006, with a filing date of
           October 30, 2006 and accession number 0000950136-06-008947)

                                    EXHIBIT B


            Exhibit G-1 Standard File Layout - Delinquency Reporting



-----------------------------------------------------------------------------------------------------------------
Column/Header Name                                 Description                    Decimal   Format Comment
-----------------------------------------------------------------------------------------------------------------
SERVICER_LOAN_NBR                  A unique number assigned to a loan by the
                                   Servicer. This may be different than the
                                   LOAN_NBR
-----------------------------------------------------------------------------------------------------------------
LOAN_NBR                           A unique identifier assigned to each loan
                                   by the originator.
-----------------------------------------------------------------------------------------------------------------
CLIENT_NBR                         Servicer Client Number
-----------------------------------------------------------------------------------------------------------------
SERV_INVESTOR_NBR                  Contains a unique number as assigned by
                                   an external servicer to identify a group
                                   of loans in their system.
-----------------------------------------------------------------------------------------------------------------
BORROWER_FIRST_NAME                First Name of the Borrower.
-----------------------------------------------------------------------------------------------------------------
BORROWER_LAST_NAME                 Last name of the borrower.
-----------------------------------------------------------------------------------------------------------------
PROP_ADDRESS                       Street Name and Number of Property
-----------------------------------------------------------------------------------------------------------------
PROP_STATE                         The state where the  property located.
-----------------------------------------------------------------------------------------------------------------
PROP_ZIP                           Zip code where the property is located.
-----------------------------------------------------------------------------------------------------------------
BORR_NEXT_PAY_DUE_DATE             The date that the borrower's next payment                MM/DD/YYYY
                                   is due to the servicer at the end of
                                   processing cycle, as reported by Servicer.
-----------------------------------------------------------------------------------------------------------------
LOAN_TYPE                          Loan Type (i.e. FHA, VA, Conv)
-----------------------------------------------------------------------------------------------------------------
BANKRUPTCY_FILED_DATE              The date a particular bankruptcy claim was               MM/DD/YYYY
                                   filed.
-----------------------------------------------------------------------------------------------------------------
BANKRUPTCY_CHAPTER_CODE            The chapter under which the bankruptcy
                                   was filed.
-----------------------------------------------------------------------------------------------------------------
BANKRUPTCY_CASE_NBR                The case number assigned by the court to
                                   the bankruptcy filing.
-----------------------------------------------------------------------------------------------------------------
POST_PETITION_DUE_DATE             The payment due date once the bankruptcy                 MM/DD/YYYY
                                   has been approved by the courts
-----------------------------------------------------------------------------------------------------------------
BANKRUPTCY_DCHRG_DISM_DATE         The Date The Loan Is Removed From                        MM/DD/YYYY
                                   Bankruptcy. Either by Dismissal,
                                   Discharged and/or a Motion For Relief Was
                                   Granted.
-----------------------------------------------------------------------------------------------------------------
LOSS_MIT_APPR_DATE                 The Date The Loss Mitigation Was Approved                MM/DD/YYYY
                                   By The Servicer
-----------------------------------------------------------------------------------------------------------------
LOSS_MIT_TYPE                      The Type Of Loss Mitigation Approved For A
                                   Loan Such As;
-----------------------------------------------------------------------------------------------------------------
LOSS_MIT_EST_COMP_DATE             The Date The Loss Mitigation /Plan Is                    MM/DD/YYYY
                                   Scheduled To End/Close
-----------------------------------------------------------------------------------------------------------------
LOSS_MIT_ACT_COMP_DATE             The Date The Loss Mitigation Is Actually                 MM/DD/YYYY
                                   Completed
-----------------------------------------------------------------------------------------------------------------
FRCLSR_APPROVED_DATE               The date DA Admin sends a letter to the                  MM/DD/YYYY
                                   servicer with instructions to begin
                                   foreclosure proceedings.
-----------------------------------------------------------------------------------------------------------------
ATTORNEY_REFERRAL_DATE             Date File Was Referred To Attorney to                    MM/DD/YYYY
                                   Pursue Foreclosure
-----------------------------------------------------------------------------------------------------------------
FIRST_LEGAL_DATE                   Notice of 1st legal filed by an Attorney in              MM/DD/YYYY
                                   a Foreclosure Action
-----------------------------------------------------------------------------------------------------------------
FRCLSR_SALE_EXPECTED_DATE          The date by which a foreclosure sale is                  MM/DD/YYYY
                                   expected to occur.
-----------------------------------------------------------------------------------------------------------------
FRCLSR_SALE_DATE                   The actual date of the foreclosure sale.                 MM/DD/YYYY
-----------------------------------------------------------------------------------------------------------------
FRCLSR_SALE_AMT                    The amount a property sold for at the             2      No commas(,) or
                                   foreclosure sale.                                        dollar signs ($)
-----------------------------------------------------------------------------------------------------------------
EVICTION_START_DATE                The date the servicer initiates eviction of              MM/DD/YYYY
                                   the borrower.
-----------------------------------------------------------------------------------------------------------------
EVICTION_COMPLETED_DATE            The date the court revokes legal possession              MM/DD/YYYY
                                   of the property from the borrower.
-----------------------------------------------------------------------------------------------------------------
LIST_PRICE                         The price at which an REO property is             2      No commas(,) or
                                   marketed.                                                dollar signs ($)
-----------------------------------------------------------------------------------------------------------------
LIST_DATE                          The date an REO property is listed at a                  MM/DD/YYYY
                                   particular price.
-----------------------------------------------------------------------------------------------------------------



OFFER_AMT                          The dollar value of an offer for an REO           2      No commas(,) or
                                   property.                                                dollar signs ($)
-----------------------------------------------------------------------------------------------------------------
OFFER_DATE_TIME                    The date an offer is received by DA Admin                MM/DD/YYYY
                                   or by the Servicer.
-----------------------------------------------------------------------------------------------------------------
REO_CLOSING_DATE                   The date the REO sale of the property is                 MM/DD/YYYY
                                   scheduled to close.
-----------------------------------------------------------------------------------------------------------------
REO_ACTUAL_CLOSING_DATE            Actual Date Of REO Sale                                  MM/DD/YYYY
-----------------------------------------------------------------------------------------------------------------
OCCUPANT_CODE                      Classification of how the property is
                                   occupied.
-----------------------------------------------------------------------------------------------------------------
PROP_CONDITION_CODE                A code that indicates the condition of
                                   the property.
-----------------------------------------------------------------------------------------------------------------
PROP_INSPECTION_DATE               The date a  property inspection is                       MM/DD/YYYY
                                   performed.
-----------------------------------------------------------------------------------------------------------------
APPRAISAL_DATE                     The date the appraisal was done.                         MM/DD/YYYY
-----------------------------------------------------------------------------------------------------------------
CURR_PROP_VAL                      The current "as is" value of the property         2
                                   based on brokers price opinion or appraisal.
-----------------------------------------------------------------------------------------------------------------
REPAIRED_PROP_VAL                  The amount the property would be worth if         2
                                   repairs are completed pursuant to a
                                   broker's price opinion or appraisal.
-----------------------------------------------------------------------------------------------------------------
If applicable:
-----------------------------------------------------------------------------------------------------------------
DELINQ_STATUS_CODE                 FNMA Code Describing Status of Loan
-----------------------------------------------------------------------------------------------------------------
DELINQ_REASON_CODE                 The circumstances which caused a borrower
                                   to stop paying on a loan. Code indicates
                                   the reason why the loan is in default for
                                   this cycle.
-----------------------------------------------------------------------------------------------------------------
MI_CLAIM_FILED_DATE                Date Mortgage Insurance Claim Was Filed                  MM/DD/YYYY
                                   With Mortgage Insurance Company.
-----------------------------------------------------------------------------------------------------------------
MI_CLAIM_AMT                       Amount of Mortgage Insurance Claim Filed                 No commas(,) or
                                                                                            dollar signs ($)
-----------------------------------------------------------------------------------------------------------------
MI_CLAIM_PAID_DATE                 Date Mortgage Insurance Company Disbursed                MM/DD/YYYY
                                   Claim Payment
-----------------------------------------------------------------------------------------------------------------
MI_CLAIM_AMT_PAID                  Amount Mortgage Insurance Company Paid On         2      No commas(,) or
                                   Claim                                                    dollar signs ($)
-----------------------------------------------------------------------------------------------------------------
POOL_CLAIM_FILED_DATE              Date Claim Was Filed With Pool Insurance                 MM/DD/YYYY
                                   Company
-----------------------------------------------------------------------------------------------------------------
POOL_CLAIM_AMT                     Amount of Claim Filed With Pool Insurance         2      No commas(,) or
                                   Company                                                  dollar signs ($)
-----------------------------------------------------------------------------------------------------------------
POOL_CLAIM_PAID_DATE               Date Claim Was Settled and The Check Was                 MM/DD/YYYY
                                   Issued By The Pool Insurer
-----------------------------------------------------------------------------------------------------------------
POOL_CLAIM_AMT_PAID                Amount Paid On Claim By Pool Insurance            2      No commas(,) or
                                   Company                                                  dollar signs ($)
-----------------------------------------------------------------------------------------------------------------
FHA_PART_A_CLAIM_FILED_DATE        Date FHA Part A Claim Was Filed With HUD                 MM/DD/YYYY
-----------------------------------------------------------------------------------------------------------------
FHA_PART_A_CLAIM_AMT               Amount of FHA Part A Claim Filed                  2      No commas(,) or
                                                                                            dollar signs ($)
-----------------------------------------------------------------------------------------------------------------
FHA_PART_A_CLAIM_PAID_DATE         Date HUD Disbursed Part A Claim Payment                  MM/DD/YYYY
-----------------------------------------------------------------------------------------------------------------
FHA_PART_A_CLAIM_PAID_AMT          Amount HUD Paid on Part A Claim                   2      No commas(,) or
                                                                                            dollar signs ($)
-----------------------------------------------------------------------------------------------------------------
FHA_PART_B_CLAIM_FILED_DATE        Date FHA Part B Claim Was Filed With HUD                 MM/DD/YYYY
-----------------------------------------------------------------------------------------------------------------
FHA_PART_B_CLAIM_AMT               Amount of FHA Part B Claim Filed                  2      No commas(,) or
                                                                                            dollar signs ($)
-----------------------------------------------------------------------------------------------------------------
FHA_PART_B_CLAIM_PAID_DATE         Date HUD Disbursed Part B Claim Payment                  MM/DD/YYYY
-----------------------------------------------------------------------------------------------------------------
FHA_PART_B_CLAIM_PAID_AMT          Amount HUD Paid on Part B Claim                   2      No commas(,) or
                                                                                            dollar signs ($)
-----------------------------------------------------------------------------------------------------------------
VA_CLAIM_FILED_DATE                Date VA Claim Was Filed With the Veterans                MM/DD/YYYY
                                   Admin
-----------------------------------------------------------------------------------------------------------------
VA_CLAIM_PAID_DATE                 Date Veterans Admin. Disbursed VA Claim                  MM/DD/YYYY
                                   Payment
-----------------------------------------------------------------------------------------------------------------
VA_CLAIM_PAID_AMT                  Amount Veterans Admin. Paid on VA Claim           2      No commas(,) or
                                                                                            dollar signs ($)
-----------------------------------------------------------------------------------------------------------------

            Exhibit G-1: Standard File Codes - Delinquency Reporting


The Loss Mit Type field should show the approved Loss Mitigation Code as follows:

        o   ASUM - Approved Assumption

        o   BAP - Borrower Assistance Program

        o   CO - Charge Off

        o   DIL - Deed-in-Lieu

        o   FFA - Formal Forbearance Agreement

        o   MOD - Loan Modification

        o   PRE - Pre-Sale

        o   SS - Short Sale

        o   MISC - Anything else approved by the PMI or Pool Insurer

NOTE: Wells Fargo Bank will accept alternative Loss Mitigation Types to those above, provided that they are consistent with industry standards. If Loss Mitigation Types other than those above are used, the Servicer must supply Wells Fargo Bank with a description of each of the Loss Mitigation Types prior to sending the file.

The Occupant Code field should show the current status of the property code as follows:

        o   Mortgagor

        o   Tenant

        o   Unknown

        o   Vacant

The Property Condition field should show the last reported condition of the property as follows:

        o   Damaged

        o   Excellent

        o   Fair

        o   Gone

        o   Good

        o   Poor

        o   Special Hazard

        o   Unknown

      The FNMA Delinquent Reason Code field should show the Reason for Delinquency as follows:

              ------------------------------------------------------------------
              Delinquency Code   Delinquency Description
              ------------------------------------------------------------------
              001                FNMA-Death of principal mortgagor
              ------------------------------------------------------------------
              002                FNMA-Illness of principal mortgagor
              ------------------------------------------------------------------
              003                FNMA-Illness of mortgagor's family member
              ------------------------------------------------------------------
              004                FNMA-Death of mortgagor's family member
              ------------------------------------------------------------------
              005                FNMA-Marital difficulties
              ------------------------------------------------------------------
              006                FNMA-Curtailment of income
              ------------------------------------------------------------------
              007                FNMA-Excessive Obligation
              ------------------------------------------------------------------
              008                FNMA-Abandonment of property
              ------------------------------------------------------------------
              009                FNMA-Distant employee transfer
              ------------------------------------------------------------------
              011                FNMA-Property problem
              ------------------------------------------------------------------
              012                FNMA-Inability to sell property
              ------------------------------------------------------------------
              013                FNMA-Inability to rent property
              ------------------------------------------------------------------
              014                FNMA-Military Service
              ------------------------------------------------------------------
              015                FNMA-Other
              ------------------------------------------------------------------
              016                FNMA-Unemployment
              ------------------------------------------------------------------
              017                FNMA-Business failure
              ------------------------------------------------------------------
              019                FNMA-Casualty loss
              ------------------------------------------------------------------
              022                FNMA-Energy environment costs
              ------------------------------------------------------------------
              023                FNMA-Servicing problems
              ------------------------------------------------------------------
              026                FNMA-Payment adjustment
              ------------------------------------------------------------------
              027                FNMA-Payment dispute
              ------------------------------------------------------------------
              029                FNMA-Transfer of ownership pending
              ------------------------------------------------------------------
              030                FNMA-Fraud
              ------------------------------------------------------------------
              031                FNMA-Unable to contact borrower
              ------------------------------------------------------------------
              INC                FNMA-Incarceration
              ------------------------------------------------------------------

      The FNMA Delinquent Status Code field should show the Status of Default as follows:

              -----------------------------------------------------------------
                 Status Code       Status Description
              -----------------------------------------------------------------
                     09            Forbearance
              -----------------------------------------------------------------
                     17            Pre-foreclosure Sale Closing Plan Accepted
              -----------------------------------------------------------------
                     24            Government Seizure
              -----------------------------------------------------------------
                     26            Refinance
              -----------------------------------------------------------------
                     27            Assumption
              -----------------------------------------------------------------
                     28            Modification
              -----------------------------------------------------------------
                     29            Charge-Off
              -----------------------------------------------------------------
                     30            Third Party Sale
              -----------------------------------------------------------------
                     31            Probate
              -----------------------------------------------------------------
                     32            Military Indulgence
              -----------------------------------------------------------------
                     43            Foreclosure Started
              -----------------------------------------------------------------
                     44            Deed-in-Lieu Started
              -----------------------------------------------------------------
                     49            Assignment Completed
              -----------------------------------------------------------------
                     61            Second Lien Considerations
              -----------------------------------------------------------------
                     62            Veteran's Affairs-No Bid
              -----------------------------------------------------------------
                     63            Veteran's Affairs-Refund
              -----------------------------------------------------------------
                     64            Veteran's Affairs-Buydown
              -----------------------------------------------------------------
                     65            Chapter 7 Bankruptcy
              -----------------------------------------------------------------
                     66            Chapter 11 Bankruptcy
              -----------------------------------------------------------------
                     67            Chapter 13 Bankruptcy
              -----------------------------------------------------------------

            Exhibit G-2: Standard File Layout - Scheduled/Scheduled


---------------------------------------------------------------------------------------------------------------------
Column Name                  Description                               Decimal   Format Comment                Max
                                                                                                               Size
---------------------------------------------------------------------------------------------------------------------
SER_INVESTOR_NBR             A value assigned by the Servicer to               Text up to 10 digits              20
                             define a group of loans.
--------------------------------------------------------------------------------------------------------------------
LOAN_NBR                     A unique identifier assigned to each loan         Text up to 10 digits              10
                             by the investor.
--------------------------------------------------------------------------------------------------------------------
SERVICER_LOAN_NBR            A unique number assigned to a loan by the         Text up to 10 digits              10
                             Servicer. This may be different than the
                             LOAN_NBR.
--------------------------------------------------------------------------------------------------------------------
BORROWER_NAME                The borrower name as received in the              Maximum length of 30 (Last,       30
                             file.  It is not separated by first and           First)
                             last name.
--------------------------------------------------------------------------------------------------------------------
SCHED_PAY_AMT                Scheduled monthly principal and scheduled    2    No commas(,) or dollar signs      11
                             interest payment that a borrower is               ($)
                             expected to pay, P&I constant.
--------------------------------------------------------------------------------------------------------------------
NOTE_INT_RATE                The loan interest rate as reported by the    4    Max length of 6                    6
                             Servicer.
--------------------------------------------------------------------------------------------------------------------
NET_INT_RATE                 The loan gross interest rate less the        4    Max length of 6                    6
                             service fee rate as reported by the
                             Servicer.
--------------------------------------------------------------------------------------------------------------------
SERV_FEE_RATE                The servicer's fee rate for a loan as        4    Max length of 6                    6
                             reported by the Servicer.
--------------------------------------------------------------------------------------------------------------------
SERV_FEE_AMT                 The servicer's fee amount for a loan as      2    No commas(,) or dollar signs      11
                             reported by the Servicer.                         ($)
--------------------------------------------------------------------------------------------------------------------
NEW_PAY_AMT                  The new loan payment amount as reported      2    No commas(,) or dollar signs      11
                             by the Servicer.                                  ($)
--------------------------------------------------------------------------------------------------------------------
NEW_LOAN_RATE                The new loan rate as reported by the         4    Max length of 6                    6
                             Servicer.
--------------------------------------------------------------------------------------------------------------------
ARM_INDEX_RATE               The index the Servicer is using to           4    Max length of 6                    6
                             calculate a forecasted rate.
--------------------------------------------------------------------------------------------------------------------
ACTL_BEG_PRIN_BAL            The borrower's actual principal balance      2    No commas(,) or dollar signs      11
                             at the beginning of the processing cycle.         ($)
--------------------------------------------------------------------------------------------------------------------
ACTL_END_PRIN_BAL            The borrower's actual principal balance      2    No commas(,) or dollar signs      11
                             at the end of the processing cycle.               ($)
--------------------------------------------------------------------------------------------------------------------
BORR_NEXT_PAY_DUE_DATE       The date at the end of processing cycle           MM/DD/YYYY                        10
                             that the borrower's next payment is due
                             to the Servicer, as reported by Servicer.
--------------------------------------------------------------------------------------------------------------------
SERV_CURT_AMT_1              The first curtailment amount to be           2    No commas(,) or dollar signs      11
                             applied.                                          ($)
--------------------------------------------------------------------------------------------------------------------
SERV_CURT_DATE_1             The curtailment date associated with the          MM/DD/YYYY                        10
                             first curtailment amount.
--------------------------------------------------------------------------------------------------------------------
CURT_ADJ_ AMT_1              The curtailment interest on the first        2    No commas(,) or dollar signs      11
                             curtailment amount, if applicable.                ($)
--------------------------------------------------------------------------------------------------------------------
SERV_CURT_AMT_2              The second curtailment amount to be          2    No commas(,) or dollar signs      11
                             applied.                                          ($)
--------------------------------------------------------------------------------------------------------------------
SERV_CURT_DATE_2             The curtailment date associated with the          MM/DD/YYYY                        10
                             second curtailment amount.
--------------------------------------------------------------------------------------------------------------------
CURT_ADJ_ AMT_2              The curtailment interest on the second       2    No commas(,) or dollar signs      11
                             curtailment amount, if applicable.                ($)
--------------------------------------------------------------------------------------------------------------------
SERV_CURT_AMT_3              The third curtailment amount to be           2    No commas(,) or dollar signs      11
                             applied.                                          ($)
--------------------------------------------------------------------------------------------------------------------
SERV_CURT_DATE_3             The curtailment date associated with the          MM/DD/YYYY                        10
                             third curtailment amount.
--------------------------------------------------------------------------------------------------------------------
CURT_ADJ_AMT_3               The curtailment interest on the third        2    No commas(,) or dollar signs      11
                             curtailment amount, if applicable.                ($)
--------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------
PIF_AMT                      The loan "paid in full" amount as            2    No commas(,) or dollar signs      11
                             reported by the Servicer.                         ($)
--------------------------------------------------------------------------------------------------------------------
PIF_DATE                     The paid in full date as reported by the          MM/DD/YYYY                        10
                             Servicer.
--------------------------------------------------------------------------------------------------------------------
ACTION_CODE                  The standard FNMA numeric code used to            Action Code Key:                   2
                             indicate the default/delinquent status of         15=Bankruptcy, 30=Foreclosure,
                             a particular loan.                                60=PIF, 63=Substitution,
                                                                               65=Repurchase,70=REO
--------------------------------------------------------------------------------------------------------------------
INT_ADJ_AMT                  The amount of the interest adjustment as     2    No commas(,) or dollar signs      11
                             reported by the Servicer.                         ($)
--------------------------------------------------------------------------------------------------------------------
SOLDIER_SAILOR_ADJ_AMT       The Soldier and Sailor Adjustment amount,    2    No commas(,) or dollar signs      11
                             if applicable.                                    ($)
--------------------------------------------------------------------------------------------------------------------
NON_ADV_LOAN_AMT             The Non Recoverable Loan Amount, if          2    No commas(,) or dollar signs      11
                             applicable.                                       ($)
--------------------------------------------------------------------------------------------------------------------
LOAN_LOSS_AMT                The amount the Servicer is passing as a      2    No commas(,) or dollar signs      11
                             loss, if applicable.                              ($)
--------------------------------------------------------------------------------------------------------------------
SCHED_BEG_PRIN_BAL           The scheduled outstanding principal          2    No commas(,) or dollar signs      11
                             amount due at the beginning of the cycle          ($)
                             date to be passed through to investors.
--------------------------------------------------------------------------------------------------------------------
SCHED_END_PRIN_BAL           The scheduled principal balance due to       2    No commas(,) or dollar signs      11
                             investors at the end of a processing              ($)
                             cycle.
--------------------------------------------------------------------------------------------------------------------
SCHED_PRIN_AMT               The scheduled principal amount as            2    No commas(,) or dollar signs      11
                             reported by the Servicer for the current          ($)
                             cycle -- only applicable for
                             Scheduled/Scheduled Loans.
--------------------------------------------------------------------------------------------------------------------
SCHED_NET_INT                The scheduled gross interest amount less     2    No commas(,) or dollar signs      11
                             the service fee amount for the current            ($)
                             cycle as reported by the Servicer -- only
                             applicable for Scheduled/Scheduled Loans.
--------------------------------------------------------------------------------------------------------------------
ACTL_PRIN_AMT                The actual principal amount collected by     2    No commas(,) or dollar signs      11
                             the Servicer for the current reporting            ($)
                             cycle -- only applicable for
                             Actual/Actual Loans.
--------------------------------------------------------------------------------------------------------------------
ACTL_NET_INT                 The actual gross interest amount less the    2    No commas(,) or dollar signs      11
                             service fee amount for the current                ($)
                             reporting cycle as reported by the
                             Servicer -- only applicable for
                             Actual/Actual Loans.
--------------------------------------------------------------------------------------------------------------------
PREPAY_PENALTY_ AMT          The penalty amount received when a           2    No commas(,) or dollar signs      11
                             borrower prepays on his loan as reported          ($)
                             by the Servicer.
--------------------------------------------------------------------------------------------------------------------
PREPAY_PENALTY_ WAIVED       The prepayment penalty amount for the        2    No commas(,) or dollar signs      11
                             loan waived by the servicer.                      ($)
--------------------------------------------------------------------------------------------------------------------
MOD_DATE                     The Effective Payment Date of the                 MM/DD/YYYY                        10
                             Modification for the loan.
--------------------------------------------------------------------------------------------------------------------
MOD_TYPE                     The Modification Type.                            Varchar - value can be alpha      30
                                                                               or numeric
--------------------------------------------------------------------------------------------------------------------
DELINQ_P&I_ADVANCE_AMT       The current outstanding principal and        2    No commas(,) or dollar signs      11
                             interest advances made by Servicer.               ($)
--------------------------------------------------------------------------------------------------------------------

   Exhibit G-3: Calculation of Realized Loss/Gain Form 332- Instruction Sheet

        The numbers on the form correspond with the numbers listed below.


         Liquidation and Acquisition Expenses:
         -------------------------------------

         1. The Actual Unpaid Principal Balance of the Mortgage Loan. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

         2. The Total Interest Due less the aggregate amount of servicing fee that would have been earned if all delinquent payments had been made as agreed. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

         3. Accrued Servicing Fees based upon the Scheduled Principal Balance of the Mortgage Loan as calculated on a monthly basis. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

         4-12. Complete as applicable. All line entries must be supported by copies of appropriate statements, vouchers, receipts, bills, canceled checks, etc., to document the expense. Entries not properly documented will not be reimbursed to the Servicer.

         13.      The total of lines 1 through 12.


         Credits:
         --------

         14-21. Complete as applicable. All line entries must be supported by copies of the appropriate claims forms, EOBs, HUD-1 and/or other proceeds verification, statements, payment checks, etc. to document the credit. If the Mortgage Loan is subject to a Bankruptcy Deficiency, the difference between the Unpaid Principal Balance of the Note prior to the Bankruptcy Deficiency and the Unpaid Principal Balance as reduced by the Bankruptcy Deficiency should be input on line 20.

         22.      The total of lines 14 through 21.

         Please note: For HUD/VA loans, use line (15) for Part A/Initial proceeds and line (16) for Part B/Supplemental proceeds.

                   Total Realized Loss (or Amount of Any Gain)
                   -------------------------------------------

         23. The total derived from subtracting line 22 from 13. If the amount represents a realized gain, show the amount in parenthesis ( ).

            Exhibit G-3: Calculation of Realized Loss/Gain Form 332

                             WELLS FARGO BANK, N.A.
                        CALCULATION OF REALIZED LOSS/GAIN

Prepared by:  __________________                  Date:  ____________________
Phone:  ________________________       Email Address:________________________

   -----------------------   ----------------------  -----------------------
   |  Servicer Loan No.  |   |    Servicer Name   |  |   Servicer Address  |
   |                     |   |                    |  |                     |
   |                     |   |                    |  |                     |
   -----------------------   ----------------------   ----------------------


WELLS FARGO BANK, N.A. Loan No._________________________________________________
Borrower's Name:________________________________________________________________
Property Address:_______________________________________________________________

Liquidation and Acquisition Expenses:
(1)        Actual Unpaid Principal Balance of Mortgage Loan   $______________(1)
(2)        Interest accrued at Net Rate                        ______________(2)
(3)        Accrued Servicing Fees                              ______________(3)
(4)        Attorney's Fees                                     ______________(4)
(5)        Taxes                                               ______________(5)
(6)        Property Maintenance                                ______________(6)
(7)        MI/Hazard Insurance Premiums                        ______________(7)
(8)        Utility Expenses                                    ______________(8)
(9)        Appraisal/BPO                                       ______________(9)
(10)       Property Inspections                                _____________(10)
(11)       FC Costs/Other Legal Expenses                       _____________(11)
(12)       Other (itemize)                                    $_____________(12)
               Cash for Keys__________________________         _____________
               HOA/Condo Fees_________________________         _____________
               _______________________________________         _____________
               _______________________________________         _____________
               Total Expenses                                 $_____________(13)
Credits:
(14)       Escrow Balance                                     $_____________(14)
(15)       HIP Refund                                          _____________(15)
(16)       Rental Receipts                                     _____________(16)
(17)       Hazard Loss Proceeds                                _____________(17)
(18)       Primary Mortgage Insurance Proceeds                 _____________(18)
(19)       Pool Insurance Proceeds                             _____________(19)

(20)       Proceeds from Sale of Acquired Property             _____________(20)
(21)       Other (itemize)                                     _____________(21)
           ___________________________________________         _____________
           ___________________________________________         _____________
           Total Credits                                      $_____________(22)

Total Realized Loss (or Amount of Gain)                       $_____________(23)

                                   APPENDIX I

                          Sale and Servicing Agreement
                          ----------------------------

[Included as Exhibits 10.2(A)-(E) to the Current Report on Form 8-K pursuant to which this Assignment, Assumption and Recognition Agreement is filed]